SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 5
                                       TO
                     AGREEMENT AND DECLARATION OF TRUST OF
                                AIM SECTOR FUNDS



     This Amendment No. 5 to the Agreement and Declaration of Trust of AIM Sector Funds (this "Amendment") amends, effective as of August 4, 2005, the Agreement and Declaration of Trust of AIM Sector Funds (the "Trust") dated as of July 29, 2003, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

     WHEREAS, the parties desire to add Class R Shares to AIM Leisure Fund;

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of August 4, 2005.




                                         By:    /s/ Robert H. Graham
                                              -----------------------------
                                         Name:  Robert H. Graham
                                         Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 5
                                       TO
                       AGREEMENT AND DECLARATION OF TRUST
                              OF AIM SECTOR FUNDS


                                  "SCHEDULE A

                                AIM SECTOR FUNDS
                         PORTFOLIOS AND CLASSES THEREOF



PORTFOLIO                                          CLASSES OF EACH PORTFOLIO
---------                                          -------------------------
AIM Energy Fund                                    Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class K Shares
                                                   Institutional Class Shares
                                                   Investor Class Shares

AIM Financial Services Fund                        Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class K Shares
                                                   Institutional Class Shares
                                                   Investor Class Shares

AIM Gold & Precious Metals Fund                    Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Institutional Class Shares
                                                   Investor Class Shares

AIM Leisure Fund                                   Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class K Shares
                                                   Class R Shares
                                                   Institutional Class Shares
                                                   Investor Class Shares

AIM Technology Fund                                Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class K Shares
                                                   Institutional Class Shares
                                                   Investor Class Shares

AIM Utilities Fund                                 Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Institutional Class Shares
                                                   Investor Class Shares"

                                      A-1